[LOGO] Merrill Lynch    Investment Managers

Annual Report

November 30, 2001

MuniYield
New Jersey
Fund, Inc.

www.mlim.ml.com

                         MUNIYIELD NEW JERSEY FUND, INC.

The Benefits and Risks of Leveraging

MuniYield New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                              MuniYield New Jersey Fund, Inc., November 30, 2001

DEAR SHAREHOLDER

For the year ended November 30, 2001, the Common Stock of MuniYield New Jersey Fund, Inc. earned $0.882 per share income dividends, which included earned and unpaid dividends of $0.080. This represents a net annualized yield of 5.97%, based on a month-end per share net asset value of $14.78. Over the same period, the total investment return on the Fund's Common Stock was +12.20%, based on a change in per share net asset value from $13.99 to $14.78, and assuming reinvestment of $0.868 per share income dividends.

For the six-month period ended November 30, 2001, the total investment return on the Fund's Common Stock was +4.92%, based on a change in per share net asset value from $14.53 to $14.78, and assuming reinvestment of $0.454 per share income dividends.

For the six-month period ended November 30, 2001, the Fund's Auction Market Preferred Stock had an average yield of 2.22% for Series A and 2.25% for Series B.

The Municipal Market Environment

Throughout most of the six-month period ended November 30, 2001, long-term interest rates generally declined. Continued weak economic activity and declining equity markets led the Federal Reserve Board to lower short-term interest rates 100 basis points (1.00%) from May to August. These actions were largely taken to boost both economic activity and consumer confidence. By early September there were a number of, albeit few, indications pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and Pentagon attacks, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product was reported to have declined 1.1% during the third quarter of 2001. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and restore US business activities promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped to support higher bond prices as investors sought the safe haven of US Treasury obligations. At October 31, 2001, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields fell to 4.87%, declining more than 50 basis points during the month. Despite an additional decrease in its short-term interest rate target to 2% by the Federal Reserve Board in early November, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales, and recovering US equity markets combined to suggest to many investors that a US economic recovery was far more imminent than was expected earlier this fall. Bond yields rose dramatically throughout most of November, as investors sold securities both to realize recent profits and in anticipation of an early reversal of Federal Reserve Board policy. By November 30, 2001, long-term US Treasury bond yields rose to approximately 5.30%, an increase of more than 40 basis points during the month. Over the last six months, however, the positive financial environment allowed US Treasury bond yields to decline more than 45 basis points.

The municipal bond market displayed a very similar pattern during the November period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields were able to decline in conjunction with US Treasury bond yields for the remainder of the period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. At October 31, 2001, as measured by the Bond Buyer Revenue Bond Index, long-term municipal bond yields stood at 5.23%, a decline of approximately 20 basis points during October. Similar to its taxable counterpart, during November, the long-term municipal bond market was also unable to maintain the improvements made in September and October. In addition to a weakening financial environment, increased new tax-exempt bond issuance during the month also put upward pressure on municipal bond yields. By the end of November 2001, long-term tax-exempt revenue bond yields rose to 5.40%, an increase of more than 15 basis points during the month. However, over the last six months, tax-exempt bond yields declined approximately 20 basis points.

Increased investor demand was the driving force for much of the municipal bond market's performance during the period. Investors received more than $60 billion in coupon income payments and monies from maturities and early redemptions in June and July 2001. Also, a number of mutual fund families raised more than $2.5 billion in new closed-end tax-exempt bond funds during the summer. Perhaps most importantly, short-term municipal rates continued to move lower in response to Federal Reserve Board actions. Seasonal tax pressures in March and April 2001 kept short-term municipal rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal rates declined below 2%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. Much of this positive environment can be expected to continue in the coming months.

Recent investor demand has been strong enough to easily outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields continued to allow municipalities to refund outstanding, high-couponed debt. Over the past six months, more than $145 billion in long-term tax-exempt bonds was issued, an increase of over 40% compared to the same period a year ago. During the November 2001 quarter, tax-exempt bond issuance remained sizable with more than $70 billion in long-term municipal bonds underwritten, an increase of more than 40% compared to the November 2000 quarter. Municipalities issued more than $27 billion in tax-exempt bonds during November 2001, an increase of 31% compared to November 2000 issuance.

Interest rates are likely to remain near current levels, or perhaps move slightly lower, as we expect US economic conditions to remain very weak. However, in the coming months, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with


                                     2 & 3

                              MuniYield New Jersey Fund, Inc., November 30, 2001

additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in 2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance this year can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.

Portfolio Strategy

Signs of continued economic weakness, coupled with extremely favorable conditions within the municipal market, prompted us to postpone efforts to aggressively implement the defensive strategy under consideration last summer. While efforts to restructure the portfolio have been ongoing, our move to that stance has since become more gradual. As a consequence, we maintained the portfolio with a slightly longer duration than the average of its peers, which contributed, in part, to the strong relative performance of the Fund. Other contributing factors included relatively higher degrees of exposure to capital appreciation bonds and low investment-grade health care bonds. The former, also known as zero coupon bonds, are keenly sensitive to fluctuations in interest rates and have had a commensurate impact on Fund performance as interest rates have declined. After suffering significant relative price declines in recent years, the health care sector has rebounded this year, causing credit spreads to narrow dramatically. Lastly, the portion of Fund assets allocated to income-enhancing derivatives also had a beneficial effect both in terms of yield and capital appreciation. The income generated by these products grew in proportion to the general decline in short-term interest rates. Although this decline in borrowing costs will typically benefit all funds to varying degrees, depending on the amount of leverage employed through the issuance of Preferred Stock, the Fund was especially fortunate as a result of its derivative concentration, currently estimated at 11.5% of net assets.

Municipal issuance in New Jersey over the last six months increased approximately 34% in comparison to the same period last year. Despite the increase in supply, continued strong demand from both retail and institutional investors provided little relief from the limited availability that has characterized the New Jersey tax-exempt bond market for much of the year. With respect to fiscal matters, persistent economic weakness caused the state to lower revenue projections for the current fiscal year, and it now anticipates a $1.2 billion revenue shortfall. While balancing measures have been taken by the current administration to preserve a projected $1.24 billion surplus by June 30, 2002, overly optimistic assumptions about the timing of an economic recovery may require further review of current revenue projections.

The tragic events of September 11, 2001 and their subsequent impact on the nation's economy have prompted a reassessment of our investment outlook. Clearly, the implications for both monetary and fiscal policy are significant in terms of prospects for fixed-income markets. Because of the heightened degree of both risk and volatility currently expected in the months ahead, we believe an income-oriented approach, in conjunction with the adoption of a lower risk profile, will likely produce superior results. To that end, derivatives will remain a focal point of our portfolio strategy, as exposure will remain near current levels in an effort to maintain the Fund's competitive yield.

The 450 basis points decline in short-term interest rates by the Federal Reserve Board in 2001 has resulted in a material decrease in the Fund's borrowing cost to below 2%. This decline, in combination with a steep tax-exempt yield curve, has generated a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. Additionally, modest declines in short-term interest rates are possible in the early part of 2002. These declines should lead to lower borrowing yields for the Fund and increased yields for the Fund's Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield New Jersey Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

January 2, 2002


                                     4 & 5

                              MuniYield New Jersey Fund, Inc., November 30, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                     S&P    Moody's   Face
STATE              Ratings  Ratings  Amount   Issue                                                                           Value
====================================================================================================================================
New Jersey--92.5%  AAA      Aaa      $ 2,500  Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds
                                              (County Guaranteed), 6.15% due 10/01/2004 (d)(g)                              $  2,773
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa        3,815  Cape May County, New Jersey, Industrial Pollution Control Financing
                                              Authority Revenue Bonds (Atlantic City Electric Company Project),
                                              AMT, Series A, 7.20% due 11/01/2029 (d)                                          4,284
                   -----------------------------------------------------------------------------------------------------------------
                   NR*      Aaa        3,930  Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                              Bonds, RIB, Series 396, 10.31% due 1/01/2019 (c)(e)                              4,701
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa        1,000  East Orange, New Jersey, Board of Education, COP, 5.32%**
                                              due 8/01/2017 (c)                                                                  454
                   -----------------------------------------------------------------------------------------------------------------
                                              Gloucester County, New Jersey, Improvement Authority, Solid Waste
                                              Resource Recovery Revenue Refunding Bonds (Waste Management Inc. Project):
                   BBB      NR*        1,180    AMT, Series B, 7% due 12/01/2029                                               1,324
                   BBB      NR*        2,000    Series A, 6.85% due 12/01/2029                                                 2,253
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa        4,880  Hudson County, New Jersey, COP, Refunding (Correctional Facilities),
                                              6.60% due 12/01/2021 (d)                                                         5,047
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      NR*       13,950  Hudson County, New Jersey, Improvement Authority, Facility Lease Revenue
                                              Refunding Bonds (Hudson County Lease Project), 5.375% due 10/01/2024 (b)        14,359
                   -----------------------------------------------------------------------------------------------------------------
                   AA       Aa2        2,600  Jersey City, New Jersey, School, GO, 6.65% due 2/15/2002 (g)                     2,677
                   -----------------------------------------------------------------------------------------------------------------
                                              Monmouth County, New Jersey, Improvement Authority, Governmental Loan
                                              Revenue Refunding Bonds (a):
                   AAA      Aaa        2,235    5% due 12/01/2015                                                              2,284
                   AAA      Aaa        2,345    5% due 12/01/2016                                                              2,378
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa        2,500  New Brunswick, New Jersey, Housing Authority, Lease Revenue Refunding
                                              Bonds, 4.625% due 7/01/2024 (b)                                                  2,345
                   -----------------------------------------------------------------------------------------------------------------
                   AA       Aa2        2,500  New Jersey Building Authority, State Building Revenue Bonds, 5.75%
                                              due 6/15/2010                                                                    2,776
                   -----------------------------------------------------------------------------------------------------------------
                   BBB-     NR*        1,500  New Jersey EDA, First Mortgage Revenue Bonds (Fellowship Village),
                                              Series C, 5.50% due 1/01/2028                                                    1,369
                   -----------------------------------------------------------------------------------------------------------------
                                              New Jersey EDA, First Mortgage Revenue Refunding Bonds (Fellowship Village  ) ,
                                              Series A:
                   BBB-     NR*        1,250    5.50% due 1/01/2018                                                            1,186
                   BBB-     NR*        5,000    5.50% due 1/01/2025                                                            4,584
                   -----------------------------------------------------------------------------------------------------------------
                   A1+      VMIG1@     1,600  New Jersey EDA, Natural Gas Facilities Revenue Bonds (NUI Corporation
                                              Project), VRDN, AMT, Series A, 1.60% due 6/01/2026 (a)(f)                        1,600
                   -----------------------------------------------------------------------------------------------------------------
                   NR*      Aaa        5,575  New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds
                                              (NUI Corporation), RIB, Series 371, 11.01% due 10/01/2022 (a)(e)                 6,614
                   -----------------------------------------------------------------------------------------------------------------
                                              New Jersey EDA, Revenue Bonds:
                   AAA      Aaa        2,400    (Educational Testing Service), Series B, 6.25% due 5/15/2005 (d)(g)            2,684
                   NR*      Aaa        7,385    (Saint Barnabas Project), Series A, 5.57%** due 7/01/2022 (d)                  2,516
                   NR*      Aaa        7,445    (Saint Barnabas Project), Series A, 6.30%** due 7/01/2024 (d)                  2,279
                   AAA      Aaa        5,000    School Facilities--Construction, GO, Series A, 5.25% due 6/15/2019 (a)         5,113
                   AAA      Aaa       10,000    (Transportation Project), Sublease, Series A, 5.875% due 5/01/2015 (c)        10,898
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa        2,500  New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care Corporation),
                                              6.50% due 7/01/2024 (c)                                                          2,746
                   -----------------------------------------------------------------------------------------------------------------
                   NR*      NR*       15,250  New Jersey EDA, Solid Waste Disposal Facilities Revenue Bonds
                                              (Garden State Paper Company), 7.125% due 4/01/2002 (g)                          15,803
                   -----------------------------------------------------------------------------------------------------------------
                   NR*      Aaa        3,335  New Jersey EDA, Water Facilities Revenue Bonds, RIB, AMT, Series 417,
                                              11.98% due 11/01/2034 (b)(e)                                                     4,028
                   -----------------------------------------------------------------------------------------------------------------
                   A1+      VMIG1@    4,200   New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water of
                                              New Jersey Inc. Project), VRDN, AMT, Series C, 1.45% due 11/01/2025 (a)(f)       4,200
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa        5,975  New Jersey Environmental Infrastructure Trust Revenue Bonds (Environmental
                                              Infrastructure), Series A, 5.25% due 9/01/2017                                   6,208
                   -----------------------------------------------------------------------------------------------------------------
                                              New Jersey Health Care Facilities Financing Authority Revenue Bonds:
                   AAA      Aaa        4,000    (Robert Wood University), 5.70% due 7/01/2020 (a)                              4,230
                   NR*      Baa1       4,200    (Southern Ocean County Hospital), Series A, 6.25% due 7/01/2023                4,288
                   -----------------------------------------------------------------------------------------------------------------
                                              New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds:
                   A-       A3         6,060    (Atlantic City Medical Center), Series C, 6.80% due 7/01/2011                  6,315
                   BBB      NR*        2,000    (Christian Health Care Center) Series A, 5.25% due 7/01/2013                   1,844
                   BBB+     NR*        5,500    (Holy Name Hospital), 6% due 7/01/2025                                         5,377
                   AAA      NR*        2,845    (Jersey Shore Medical Center), 6.75% due 7/01/2004 (a)(g)                      3,172
                   AAA      Aaa        2,155    (Jersey Shore Medical Center), 6.75% due 7/01/2019 (a)                         2,375
                   AAA      Aaa        1,500    (Meridian Health System Obligation Group), 5.25% due 7/01/2019 (c)             1,523
                   AAA      Aaa        2,250    (Meridian Health System Obligation Group), 5.375% due 7/01/2024 (c)            2,302
                   AAA      Aaa        2,195    (Meridian Health System Obligation Group), 5.25% due 7/01/2029 (c)             2,213
                   AAA      Aaa        1,000    (Monmouth Medical Center), Series C, 6.25% due 7/01/2004 (c)(g)                1,104
                   AAA      Aaa        1,200    (Saint Barnabas Hospital), Series B, 5.035%** due 7/01/2018 (d)                  514
                   AAA      Aaa        1,470    (Saint Barnabas Hospital), Series B, 5.043%** due 7/01/2020 (d)                  559
                   AAA      Aaa        2,365    (Saint Barnabas Hospital), Series B, 5.044%** due 7/01/2021 (d)                  851
                   AAA      Aaa        2,875    (Saint Barnabas Hospital), Series B, 5.050%** due 7/01/2023 (d)                  929
                   BBB-     Baa3       2,450    (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2020                  2,349
                   BBB-     Baa3       2,075    (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027                  1,951
                   -----------------------------------------------------------------------------------------------------------------
                                              New Jersey State Educational Facilities Authority, Higher Educational
                                              Revenue Bonds (Saint Peters College), Series B (g):
                   BBB      Baa3       3,355    6.80% due 7/01/2002                                                            3,515
                   BBB      Baa3       3,600    6.85% due 7/01/2002                                                            3,773
                   -----------------------------------------------------------------------------------------------------------------
                                              New Jersey State Educational Facilities Authority Revenue Bonds
                                              (Rowan University), Series B (b):
                   AAA      Aaa        1,730    5.25% due 7/01/2017                                                            1,780
                   AAA      Aaa        1,620    5.25% due 7/01/2018                                                            1,658
                   -----------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
DRIVERS Derivative Inverse Tax-Exempt Receipts
EDA     Economic Development Authority
GO      General Obligation Bonds
M/F     Multi-Family
RIB     Residual Interest Bonds
VRDN    Variable Rate Demand Notes


                                     6 & 7

                              MuniYield New Jersey Fund, Inc., November 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                       S&P    Moody's   Face
STATE                Ratings  Ratings  Amount    Issue                                                                       Value
====================================================================================================================================
New Jersey           A        A3       $ 6,030   New Jersey State Educational Facilities Authority, Revenue
(concluded)                                      Refunding Bonds (Stevens Institute of Technology), Series A,
                                                 6.80% due 7/01/2002 (g)                                                    $  6,317
                     ---------------------------------------------------------------------------------------------------------------
                     AA+      Aa1        2,105   New Jersey State, GO, AMT, 7.05% due 7/15/2005 (g)                            2,401
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        9,975   New Jersey State Higher Education Assistance Authority, Student Loan
                                                 Revenue Bonds, AMT, Series A, 5.30% due 6/01/2017 (a)                        10,114
                     ---------------------------------------------------------------------------------------------------------------
                     AA-      A1         2,500   New Jersey State Highway Authority, Garden State Parkway, General Revenue
                                                 Refunding Bonds, 5.625% due 1/01/2030                                         2,637
                     ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                                 Revenue Bonds, AMT (d):
                     AAA      Aaa        5,350     Series CC, 5.80% due 10/01/2020                                             5,512
                     AAA      Aaa        5,035     Series M, 7% due 10/01/2026                                                 5,310
                     AAA      Aaa        3,335     Series U, 5.60% due 10/01/2012                                              3,546
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        2,000   New Jersey State Housing and Mortgage Finance Agency, M/F Housing Revenue
                                                 Refunding Bonds, Series A, 6.05% due 11/01/2020 (a)                           2,071
                     ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey State Transit Corporation, COP:
                     AAA      Aaa        7,150     6.50% due 10/01/2016 (c)                                                    8,029
                     AAA      Aaa        6,645     (Federal Transit Administration Grants), Series A, 5.875% due
                                                   9/15/2012 (a)                                                               7,336
                     ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey State Transportation Trust Fund Authority, Transportation
                                                 System Revenue Bonds:
                     AAA      Aaa        3,710     Series A, 5% due 6/15/2018 (c)                                              3,726
                     AAA      Aaa        6,250     Series B, 5% due 6/15/2013 (a)                                              6,460
                     ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds,
                                                 Series A (d):
                     AAA      Aaa        3,000     5.75% due 1/01/2010                                                         3,325
                     AAA      Aaa        3,000     6% due 1/01/2011                                                            3,383
                     AAA      Aaa        5,000     5.75% due 1/01/2019                                                         5,350
                     ---------------------------------------------------------------------------------------------------------------
                     AA-      Aa1        1,865   New Jersey Wastewater Treatment Trust Revenue Bonds, Series A,
                                                 6.50% due 4/01/2004 (g)                                                       2,054
                     ---------------------------------------------------------------------------------------------------------------
                                                 North Brunswick Township, New Jersey, GO:
                     NR*      A1         1,190     6.50% due 5/15/2012                                                         1,236
                     NR*      A1         1,400     6.50% due 5/15/2013                                                         1,460
                     ---------------------------------------------------------------------------------------------------------------
                     AA-      A1         5,000   Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
                                                 93rd Series, 6.125% due 6/01/2094                                             5,545
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        7,255   Port Authority of New York and New Jersey, Consolidated Revenue Refunding
                                                 Bonds, AMT, Series 119, 5.25% due 9/15/2013 (b)                               7,454
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        4,435   Port Authority of New York and New Jersey, Revenue Bonds, Trust Receipts,
                                                 AMT, Class R, Series 10, 9.92% due 1/15/2017 (c)(e)                           4,850
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        5,300   Port Authority of New York and New Jersey, Revenue Refunding Bonds,
                                                 DRIVERS, Series 153, 8.91% due 9/15/2012 (b)(e)                               5,594
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        2,000   Port Authority of New York and New Jersey, Special Obligation Revenue
                                                 Bonds (JFK International Air Terminal Project), AMT, Series 6, 5.75%
                                                 due 12/01/2022 (d)                                                            2,065
                     ---------------------------------------------------------------------------------------------------------------
                     AA       Aa3        1,000   Rutgers State University, New Jersey, Revenue Refunding Bonds
                                                 (State University of New Jersey), Series A, 6.50% due 5/01/2018               1,035
                     ---------------------------------------------------------------------------------------------------------------
                                                 Union County, New Jersey, Utilities Authority, Senior Lease Revenue
                                                 Refunding Bonds (Ogden Martin System of Union), AMT, Series A (a):
                     AAA      Aaa        1,585     5.375% due 6/01/2017                                                        1,630
                     AAA      Aaa        1,175     5.375% due 6/01/2018                                                        1,202
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        2,500   West Windsor--Plainsboro, New Jersey, Regional School District, GO,
                                                 Refunding, 4.75% due 9/15/2024 (b)                                            2,406
====================================================================================================================================
Puerto Rico--7.3%    AAA      Aaa        6,035   Puerto Rico Commonwealth Infrastructure Financing Authority, Special
                                                 Obligation Refunding Bonds, Series A, 5.50% due 10/01/2032 (h)                6,328
                     ---------------------------------------------------------------------------------------------------------------
                                                 Puerto Rico Electric Power Authority, Power Revenue Bonds (c):
                     AAA      Aaa        1,500     Series DD, 5.25% due 7/01/2014                                              1,588
                     AAA      Aaa        5,250     Series HH, 5.25% due 7/01/2029                                              5,345
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      NR*        8,750   Puerto Rico Public Buildings Authority Revenue Bonds, DRIVERS,
                                                 Series 211,  9.02% due 7/01/2021 (d)                                          9,133
====================================================================================================================================
                     Total Investments (Cost--$293,252)--99.8%                                                               306,547
                     Other Assets Less Liabilities--0.2%                                                                         570
                                                                                                                            --------
                     Net Assets--100.0%                                                                                     $307,117
                                                                                                                            ========
====================================================================================================================================

            (a)   AMBAC Insured.
            (b)   FGIC Insured.
            (c)   FSA Insured.
            (d)   MBIA Insured.
            (e)   The interest rate is subject to change periodically and
                  inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 2001.
            (f)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 2001.
            (g)   Prerefunded.
            (h)   Escrowed to maturity.
             *    Not Rated.
            **    Represents a zero coupon bond; the interest rate shown
                  reflects the effective yield at the time of purchase by the
                  Fund.
             @    Highest short-term rating by Moody's Investors Service, Inc.

            Ratings of issues shown have not been audited by Deloitte & Touche LLP.

            See Notes to Financial Statements.


                                     8 & 9

                              MuniYield New Jersey Fund, Inc., November 30, 2001

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of November 30, 2001
===================================================================================================================================
Assets:             Investments, at value (identified cost--$293,251,842) .........................                    $306,546,806
                    Receivables:
                       Interest ...................................................................    $  5,553,400
                       Securities sold ............................................................         300,385       5,853,785
                                                                                                       ------------
                    Prepaid expenses and other assets .............................................                           8,630
                                                                                                                       ------------
                    Total assets ..................................................................                     312,409,221
                                                                                                                       ------------
===================================================================================================================================
Liabilities:        Payables:
                       Securities purchased .......................................................       4,669,934
                       Custodian bank .............................................................         221,201
                       Dividends to shareholders ..................................................         212,974
                       Investment adviser .........................................................         119,005       5,223,114
                                                                                                       ------------
                    Accrued expenses and other liabilities ........................................                          68,953
                                                                                                                       ------------
                    Total liabilities .............................................................                       5,292,067
                                                                                                                       ------------
===================================================================================================================================
Net Assets:         Net assets ....................................................................                    $307,117,154
                                                                                                                       ============
===================================================================================================================================
Capital:            Capital Stock (200,000,000 shares authorized):
                       Preferred Stock, par value $.05 per share (3,900 shares of AMPS*
                       issued and outstanding at $25,000 per share liquidation preference) ........                    $ 97,500,000
                       Common Stock, par value $.10 per share (14,182,113 shares issued
                       and outstanding) ...........................................................    $  1,418,211
                    Paid-in capital in excess of par ..............................................     203,993,525
                    Undistributed investment income--net ..........................................       1,610,902
                    Accumulated realized capital losses on investments--net .......................     (10,700,448)
                    Unrealized appreciation on investments--net ...................................      13,294,964
                                                                                                       ------------
                    Total--Equivalent to $14.78 net asset value per share of Common Stock
                       (market price--$14.41) .....................................................                     209,617,154
                                                                                                                       ------------
                    Total capital .................................................................                    $307,117,154
                                                                                                                       ============
===================================================================================================================================

            *     Auction Market Preferred Stock.

                  See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Year Ended November 30, 2001
===================================================================================================================================
Investment Income:  Interest and amortization of premium and discount earned ......................                    $ 17,473,166
===================================================================================================================================
Expenses:           Investment advisory fees ......................................................     $ 1,542,657
                    Commission fees ...............................................................         247,377
                    Professional fees .............................................................         101,801
                    Accounting services ...........................................................          98,433
                    Transfer agent fees ...........................................................          66,343
                    Printing and shareholder reports ..............................................          40,929
                    Listing fees ..................................................................          33,311
                    Custodian fees ................................................................          23,727
                    Directors' fees and expenses ..................................................          22,651
                    Pricing fees ..................................................................          13,353
                    Other .........................................................................          30,973
                                                                                                        -----------
                    Total expenses ................................................................                       2,221,555
                                                                                                                        -----------
                    Investment income--net ........................................................                      15,251,611
                                                                                                                        -----------
===================================================================================================================================
Realized &          Realized gain on investments--net .............................................                       3,745,181
Unrealized Gain on  Change in unrealized appreciation on investments--net .........................                       7,315,988
Investments--Net:                                                                                                       -----------
                    Net Increase in Net Assets Resulting from Operations ..........................                     $26,312,780
                                                                                                                        ===========
===================================================================================================================================

                  See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                            For the Year Ended
                                                                                                               November 30,
                                                                                                       ----------------------------
                    Increase (Decrease) in Net Assets:                                                      2001            2000
===================================================================================================================================
Operations:         Investment income--net ........................................................    $ 15,251,611    $ 13,589,491
                    Realized gain (loss) on investments--net ......................................       3,745,181      (6,776,905)
                    Change in unrealized appreciation/depreciation on investments--net ............       7,315,988      15,787,427
                                                                                                       ------------    ------------
                    Net increase in net assets resulting from operations ..........................      26,312,780      22,600,013
                                                                                                       ------------    ------------
===================================================================================================================================
Dividends to        Investment income--net:
Shareholders:          Common Stock ...............................................................     (12,315,094)    (10,342,123)
                       Preferred Stock ............................................................      (2,787,540)     (3,418,395)
                                                                                                       ------------    ------------
                    Net decrease in net assets resulting from dividends to shareholders ...........     (15,102,634)    (13,760,518)
                                                                                                       ------------    ------------
===================================================================================================================================
Capital Stock       Proceeds from issuance of Common Stock resulting from reorganization ..........              --      65,807,130
Transactions:       Proceeds from issuance of Preferred Stock resulting from reorganization .......              --      37,500,000
                                                                                                       ------------    ------------
                    Net increase in net assets derived from capital stock transactions ............              --     103,307,130
                                                                                                       ------------    ------------
===================================================================================================================================
Net Assets:         Total increase in net assets ..................................................      11,210,146     112,146,625
                    Beginning of year .............................................................     295,907,008     183,760,383
                                                                                                       ------------    ------------
                    End of year* ..................................................................    $307,117,154    $295,907,008
                                                                                                       ============    ============
===================================================================================================================================
                    *Undistributed investment income--net .........................................    $  1,610,902    $  1,461,925
                                                                                                       ============    ============
===================================================================================================================================

                  See Notes to Financial Statements.


                                    10 & 11

                              MuniYield New Jersey Fund, Inc., November 30, 2001

FINANCIAL HIGHLIGHTS

                  The following per share data and ratios have been derived
                  from information provided in the financial statements.                 For the Year Ended November 30,
                                                                             ------------------------------------------------------
                  Increase (Decrease) in Net Asset Value:                       2001      2000         1999       1998        1997
===================================================================================================================================
Per Share         Net asset value, beginning of year .....................   $  13.99   $  13.60     $  15.93   $  15.51   $  15.46
Operating                                                                    --------   --------     --------   --------   --------
Performance:      Investment income--net .................................       1.08       1.01         1.06       1.13       1.14
                  Realized and unrealized gain (loss) on investments--net         .78        .45        (1.98)       .42        .05
                                                                             --------   --------     --------   --------   --------
                  Total from investment operations .......................       1.86       1.46         (.92)      1.55       1.19
                                                                             --------   --------     --------   --------   --------
                  Less dividends and distributions to Common Stock
                  shareholders:
                    Investment income--net ...............................       (.87)      (.81)        (.87)      (.89)      (.91)
                    In excess of realized gain on investments--net .......         --         --         (.31)        --         --
                                                                             --------   --------     --------   --------   --------
                  Total dividends and distributions to Common Stock
                  shareholders ...........................................       (.87)      (.81)       (1.18)      (.89)      (.91)
                                                                             --------   --------     --------   --------   --------
                  Effect of Preferred Stock:
                    Dividends and distributions to Preferred Stock
                    shareholders:
                      Investment income--net .............................       (.20)      (.26)        (.19)      (.21)      (.23)
                      In excess of realized gain on investments--net .....         --         --         (.04)      (.03)        --
                                                                             --------   --------     --------   --------   --------
                  Total effect of Preferred Stock ........................       (.20)      (.26)        (.23)      (.24)      (.23)
                                                                             --------   --------     --------   --------   --------
                  Net asset value, end of year ...........................   $  14.78   $  13.99     $  13.60   $  15.93   $  15.51
                                                                             ========   ========     ========   ========   ========
                  Market price per share, end of year ....................   $  14.41   $12.8125     $  12.25   $  16.75   $15.5625
                                                                             ========   ========     ========   ========   ========
===================================================================================================================================
Total             Based on market price per share ........................     19.45%     11.55%      (20.75%)    13.89%     13.96%
Investment                                                                   ========   ========     ========   ========   ========
Return:*          Based on net asset value per share .....................     12.20%      9.71%       (7.48%)     8.68%      6.52%
                                                                             ========   ========     ========   ========   ========
===================================================================================================================================
Ratios Based      Total expenses, excluding reorganization expenses** ....      1.06%      1.10%        1.05%      1.02%      1.04%
on Average                                                                   ========   ========     ========   ========   ========
Net Assets Of     Total expenses** .......................................      1.06%      1.29%        1.05%      1.02%      1.04%
Common Stock:                                                                ========   ========     ========   ========   ========
                  Total investment income--net** .........................      7.26%      7.59%        7.16%      7.24%      7.48%
                                                                             ========   ========     ========   ========   ========
                  Amount of dividends to Preferred Stock shareholders ....      1.33%      1.91%        1.25%      1.37%      1.50%
                                                                             ========   ========     ========   ========   ========
                  Investment income--net, to Common Stock shareholders ...      5.93%      5.68%        5.91%      5.87%      5.98%
                                                                             ========   ========     ========   ========   ========
===================================================================================================================================
Ratios Based      Total expenses, excluding reorganization expenses ......       .72%       .73%         .73%       .71%       .72%
On Total                                                                     ========   ========     ========   ========   ========
Average Net       Total expenses .........................................       .72%       .86%         .73%       .71%       .72%
Assets:**+                                                                   ========   ========     ========   ========   ========
                  Total investment income--net ...........................      4.95%      5.04%        4.95%      5.03%      5.14%
                                                                             ========   ========     ========   ========   ========
===================================================================================================================================
Ratios Based      Dividends to Preferred Stock shareholders ..............      2.84%      3.77%        2.81%      3.19%      3.35%
on Average                                                                   ========   ========     ========   ========   ========
Net Assets Of
Preferred Stock:
===================================================================================================================================
Supplemental      Net assets, net of Preferred Stock, end of year
Data:             (in thousands) .........................................   $209,617   $198,407     $123,760   $143,259   $137,633
                                                                             ========   ========     ========   ========   ========
                  Preferred Stock outstanding, end of year (in thousands)    $ 97,500   $ 97,500     $ 60,000   $ 60,000   $ 60,000
                                                                             ========   ========     ========   ========   ========
                  Portfolio turnover .....................................     52.03%     54.78%       57.94%     46.83%     30.50%
                                                                             ========   ========     ========   ========   ========
===================================================================================================================================
Leverage:         Asset coverage per $1,000 ..............................   $  3,150   $  3,035     $  3,063   $  3,388   $  3,294
                                                                             ========   ========     ========   ========   ========
===================================================================================================================================
Dividends Per     Series A--Investment income--net .......................   $    723   $    962     $    703   $    798   $    838
                                                                             ========   ========     ========   ========   ========
Share On          Series B--Investment income--net .......................   $    702   $    739           --         --         --
Preferred                                                                    ========   ========     ========   ========   ========
Stock
Outstanding:++
===================================================================================================================================

             *    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
            **    Do not reflect the effect of dividends to Preferred Stock
                  shareholders.
             +    Includes Common and Preferred Stock average net assets.
            ++    The Fund's Preferred Stock was issued on November 30, 1992 for
                  Series A and February 7, 2000 for Series B.

                  See Notes to Financial Statements.


                                    12 & 13

                              MuniYield New Jersey Fund, Inc., November 30, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective December 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $142,369 increase to the cost of securities and a corresponding $142,369 decrease to net unrealized appreciation, based on debt securities held as of November 30, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

(f) Custodian Bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft that resulted from a failed trade that settled the next day.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended November 30, 2001, the Fund reimbursed FAM an aggregate of $11,095 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2001 were $152,655,734 and $152,495,805, respectively.

Net realized gains (losses) for the year ended November 30, 2001 and net unrealized gains as of November 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                      Realized        Unrealized
                                                   Gains (Losses)        Gains
--------------------------------------------------------------------------------
Long-term investments .........................     $ 4,453,489      $13,294,964
Financial futures contracts ...................        (708,308)              --
                                                    -----------      -----------
Total .........................................     $ 3,745,181      $13,294,964
                                                    ===========      ===========
--------------------------------------------------------------------------------

As of November 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $13,294,964, of which $14,286,067 related to appreciated securities and $991,103 related to depreciated securities. The aggregate cost of investments at November 30, 2001 for Federal income tax purposes was $293,251,842.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended November 30, 2001 remained constant and for the year ended November 30, 2000 increased by 5,081,330 as a result of issuance of Common Stock from reorganization.

                                    14 & 15

                              MuniYield New Jersey Fund, Inc., November 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at November 30, 2001 were as follows: Series A, 1.70% and Series B, 1.65%.

Shares issued and outstanding during the year ended November 30, 2001 remained constant and for the year ended November 30, 2000 increased by 1,500 as a result of issuance of Preferred Stock from reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended November 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $95,898 as commissions.

5. Capital Loss Carryforward

At November 30, 2001, the Fund had a net capital loss carryforward of approximately $8,315,000, of which $1,459,000 expires in 2007 and $6,856,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On December 6, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.080000 per share, payable on December 28, 2001 to shareholders of record as of December 20, 2001.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniYield New Jersey Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield New Jersey Fund, Inc. as of November 30, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New Jersey Fund, Inc., as of November 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
January 7, 2002


                                     16 & 17

                              MuniYield New Jersey Fund, Inc., November 30, 2001

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniYield New Jersey Fund, Inc. during its taxable year ended November 30, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of November 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ............................................................     70.6%
AA/Aa ..............................................................      6.2
A/A ................................................................      5.0
BBB/Baa ............................................................     11.0
NR (Not Rated) .....................................................      5.1
Other+ .............................................................      1.9
--------------------------------------------------------------------------------

+     Temporary investments in short-term municipal securities.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Vincent R. Giordano, Senior Vice President of MuniYield New Jersey Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Giordano well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MYJ


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[LOGO] Merrill Lynch    Investment Managers
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MuniYield New Jersey Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New Jersey Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield New Jersey Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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